STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Investments, at fair value:
Investments — interest in Master Trust	$ 79,581	$ 73,154
Receivables:
Participant contributions	52	0
Employer contributions	58	50
Notes receivable from participants	719	706
Total receivables	829	756
NET ASSETS AVAILABLE FOR BENEFITS	$ 80,410	$ 73,910